                        GARTMORE VARIABLE INSURANCE TRUST

                         Federated GVIT High Income Fund
                          GVIT International Value Fund
                         GVIT Mid Cap Market Index Fund
                             GVIT S&P 500 Index Fund
                         J.P. Morgan GVIT Balanced Fund
                       Van Kampen GVIT Comstock Value Fund
                     Van Kampen GVIT Multi Sector Bond Fund

                     Supplement dated October 6, 2006 to the
                          Prospectus dated May 1, 2006

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

1. Effective September 29, 2006, Merrill Lynch & Co., Inc. ("Merrill Lynch") and
BlackRock,  Inc.  ("BlackRock")  completed  a  transaction  (the  "Transaction")
involving  Merrill  Lynch's  asset  management  business,  including  Fund Asset
Management,  L.P.  ("FAM")  (the  subadviser  to each of the GVIT Mid Cap Market
Index Fund and GVIT S&P 500 Index Fund (the "Funds")),  to create new BlackRock, an independent company that is one of the world's largest asset management firms with over $1  trillion  in  assets  under  management.  Upon  completion  of the
Transaction on September 29, 2006, an "assignment" occurred,  causing the Funds'
subadvisory agreement with FAM to terminate. At the Board's meeting on September
13,  2006,  in  anticipation  of  settlement  of the  Transaction,  the Board of
Trustees  of  Gartmore  Variable  Insurance  Trust  approved  a new  subadvisory agreement with BlackRock  Investment  Management,  LLC, an indirect wholly owned subsidiary  of  BlackRock.  The new  subadvisory  agreement  is identical in all material respects (except the name of the subadviser) to the Funds'  subadvisory agreement with FAM. The Board approved the new subadvisory agreement in reliance upon the Manager of Managers  exemptive  order the Funds have  obtained from the
Securities and Exchange  Commission,  in order to ensure continued  provision of subadvisory  services by BlackRock to the Funds.  The new subadvisory  agreement became effective immediately upon the closing of the Transaction.

     You will shortly  receive an  Information  Statement as required  under the
Funds'  Manager  of  Managers  exemptive  order  setting  out  in  more  detail, information about the Transaction and BlackRock.

2.  BlackRock  has  informed  Gartmore  Mutual Fund  Capital  Trust,  the Funds'
investment adviser, that the portfolio managers of the GVIT Mid Cap Market Index
Fund and GVIT S&P 500 Index Fund currently are expected to remain the same.

                  INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH
                       THE PROSPECTUS FOR FUTURE REFERENCE